UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 21, 2018 (June 18, 2018)

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2018, People’s United Financial, Inc. (“People’s United”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with First Connecticut Bancorp, Inc. (“First Connecticut”). The Merger Agreement provides that upon the terms and subject to the conditions set forth therein, First Connecticut will merge (the “Merger”) with and into People’s United, with People’s United as the surviving corporation. At the effective time of this Merger (the “Effective Time”), each outstanding share of First Connecticut common stock, par value $0.01 per share (“First Connecticut Common Stock”), will be converted into the right to receive (i) 1.725 shares (the “Exchange Ratio”) of People’s United common stock, par value $0.01 per share (“People’s United Common Stock”).

At the Effective Time, each outstanding option granted by First Connecticut to purchase shares of First Connecticut Common Stock under the First Connecticut stock incentive plans (the “First Connecticut Options”) that has vested on or prior to the Effective Time (a “Vested First Connecticut Option”), will be cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the quotient of (i) the product of (A) the number of shares of People’s United Common Stock subject to such First Connecticut Option multiplied by (B) the excess, if any, of (1) the product of (x) the Exchange Ratio and (y) the People’s United Share Closing Price (as defined below) (the “Per Share Stock Consideration”) over (2) the exercise price per share of First Connecticut Common Stock of such First Connecticut Option, divided by (ii) the average closing price of the People’s United Common Stock for the five full trading days preceding the effective date of the Merger (the “People’s United Share Closing Price”), net of applicable tax withholdings. At the Effective Time, each outstanding First Connecticut Option that is not a Vested First Connecticut Option (an “Unvested First Connecticut Option”) will be cancelled, and in consideration of such cancellation, People’s United will grant the holder of such Unvested First Connecticut Option a substitute option to acquire a number of shares of People’s United Common Stock (rounded down to the nearest whole share) equal to the product of (i) the number of shares of First Connecticut Common Stock subject to such Unvested First Connecticut Option immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio at an exercise price per share of People’s United Common Stock (rounded up to the nearest whole cent) equal to (A) the per share exercise price for the shares of First Connecticut Common Stock purchasable pursuant to such First Connecticut Stock Option divided by (B) the Exchange Ratio, and having the same vesting and exercise conditions as applicable, prior to the Effective Time, to such Unvested First Connecticut Option to which such substitute option relates. In addition, at the Effective Time, each outstanding performance-based restricted stock unit granted by First Connecticut under the First Connecticut stock incentive plans (the “First Connecticut PSUs”), whether or not then vested or free of conditions to payment, automatically and without any action on the part of the holder thereof, will be cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of shares of First Connecticut Common Stock subject to such First Connecticut PSU at the target level of performance applicable to such First Connecticut PSU, as determined in accordance with the applicable award agreement pursuant to which such First Connecticut PSU was granted, multiplied by (ii) the Exchange Ratio, net of applicable tax withholdings.

Furthermore, at the Effective Time, each other outstanding equity-based award granted by First Connecticut under the First Connecticut stock incentive plans that is not a First Connecticut Stock Option or a First Connecticut PSU (the “Other First Connecticut Equity Awards”) that vests, by its terms, upon the Effective Time (a “Vested Other First Connecticut Equity Award”) will be cancelled and converted automatically into the right to receive a number of shares of People’s United Common Stock equal to the product of (i) the number of First Connecticut Common Stock subject to such Vested Other First Connecticut Equity Award multiplied by (ii) the Exchange Ratio, net of applicable tax withholdings. In addition, at the Effective Time, each Other First Connecticut Equity Award that is not a Vested Other First Connecticut Equity Award (an “Unvested Other First Connecticut Equity Award”) will be cancelled, and in consideration of such cancellation, People’s United will grant the holder of such cancelled Unvested Other First Connecticut Equity Award a substitute equity award covering a number of shares of People’s United Common Stock (rounded to the nearest whole share, with 0.50 being rounded upward) equal to the product of (i) the number of First Connecticut Common Stock subject to such Unvested Other First Connecticut Equity Award multiplied by (ii) the Exchange Ratio, and having the same vesting conditions applicable, prior to the Effective Time, to such Unvested Other First Connecticut Equity Award to which such substitute award relates.

The Merger Agreement contains customary representations and warranties from both People’s United and First Connecticut, and each party has agreed to customary covenants, including, among others, covenants relating to the conduct of First Connecticut’s and People’s United’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time and, in the case of First Connecticut, its obligation call a meeting of its shareholders to adopt the Merger Agreement, its obligation, subject to certain exceptions, to recommend that its shareholders approve the Merger Agreement and the Merger, and its non-solicitation obligations relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including, among others, (1) the approval of the Merger by the holders of First Connecticut Common Stock, (2) authorization for listing on NASDAQ Global Select Market of the shares of People’s United Common Stock to be issued in the Merger, (3) the effectiveness of the registration statement on Form S-4 for the People’s United Common Stock to be issued in the Merger, (4) the absence of any order, injunction or other legal restraint preventing the completion of the Merger or making the consummation of the Merger illegal and (5) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Office of the Comptroller and the State of Connecticut Department of Banking. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement provides certain termination rights for both People’s United and First Connecticut and further provides that a termination fee of $22.5 million will be payable by First Connecticut to People’s United upon termination of the Merger Agreement under certain circumstances.

The Merger Agreement was unanimously approved by the boards of both People’s United and First Connecticut.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between People’s United and First Connecticut instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding People’s United or First Connecticut, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding People’s United, First Connecticut, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a Proxy Statement of First Connecticut and a Prospectus of People’s United, as well as in the Forms 10-K, Forms 10-Q and other filings that each of People’s United and First Connecticut make with the SEC.

* * *

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving People’s United and First Connecticut. People’s United will file a registration statement on Form S-4 with the SEC, which will include a proxy statement of First Connecticut and a prospectus of People’s United, and each party will file other relevant documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the First Connecticut stockholders seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of First Connecticut are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by People’s United and First Connecticut with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by People’s United may be obtained free of charge from People’s United at www.peoples.com under the tab “Investor Relations” and then under the heading “Financial Information”, and the documents filed by First Connecticut may be obtained free of charge from First Connecticut at www.firstconnecticutbancorp.com under the tab “SEC Filings” and then under the heading “Documents”. Alternatively, these documents, when available, can be obtained free of charge from People’s United upon written request to People’s United Financial, Inc., 850 Main Street, Bridgeport, Connecticut 06604, Attn: Investor Relations, by calling (203) 338-4581, or by sending an email to andrew.hersom@peoples.com or from First Connecticut upon written request to One Farm Glen Boulevard, Farmington, Connecticut 06032, by calling (860)284-6359, or by sending an email to investor-relations@firstconnecticutbancorp.com.

People’s United and First Connecticut and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First Connecticut in favor of the approval of the merger. Information regarding People’s United’s directors and executive officers is contained in People’s United’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 7, 2018, which are filed with the SEC. Information regarding First Connecticut’s directors and executive officers is contained in First Connecticut’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Proxy Statement on Schedule 14A, dated March 29, 2018, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United’s and First Connecticut’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and First Connecticut’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by First Connecticut shareholders on the expected terms and schedule, including the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; difficulties and delays in integrating the First Connecticut business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger by and among People’s United Financial, Inc. and First Connecticut Bancorp, Inc., dated as of June 18, 2018.

*	Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and People’s United agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: June 21, 2018	By:	/s/ Robert E. Trautmann
(Signature)

	Name:	Robert E. Trautmann, Esq.
	Title:	Senior Executive Vice President, General Counsel and Corporate Secretary